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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 1, 2004

                          POWER3 MEDICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                NEW YORK                                  0-24921                               65-0565144
     (State or other jurisdiction of              (Commission File Number)          (I.R.S. Employer Identification No.
     incorporation or organization)
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                     3400 RESEARCH FOREST DRIVE, SUITE B2-3
                           THE WOODLANDS, TEXAS 77381
              (Address of principal executive offices and zip code)


                                 (281) 466-1600
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         See "Item 5.03 - Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year" below for a description of an amendment to the certificate of incorporation of Power3 Medical Products, Inc. (the "Company") modifying the rights of holders of Series A Preferred Stock of the Company and the effect of such modifications on the holders of the Company's Series A
Preferred Stock and common stock.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR.

         Effective November 1, 2004, the Company amended its certificate of incorporation to amend and restate the powers, designations and relative rights of the Company's Series A Preferred Stock as previously set forth in the Certificate of Amendment of the Certificate of Incorporation of Power 3 Medical
Products, Inc. dated May 1, 2003. Among other things, the amendment:

         o changed the conversion ratio at which the Series A Preferred Stock is convertible into common stock to .7752 shares of common stock for each share of Series A Preferred Stock (which had previously been 10 shares of common stock for each share of Series A Preferred
             Stock);

         o   deleted the provisions providing for registration rights;

         o added provisions stating that the Company may not, without the affirmative vote or consent the holders of at least a majority of all outstanding Series A Preferred Stock voting separately as a class, (1) amend the articles of incorporation or bylaws so as to adversely affect the rights, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock, (2) authorize or issue or increase the authorized amount of any additional class or series of stock or any security convertible into stock ranking prior to the Series A Preferred Stock, (3)
             effect any reclassification of the Series A Preferred Stock, (4) authorize any sale, lease or conveyance of all or substantially all of the assets of the Company, or (5) approve any merger, consolidation or compulsory share exchange of the Company (with certain exceptions stated therein) and further provided that, except as provided by law, the holders of the Series A Preferred
             Stock shall not otherwise be entitled to vote (and deleted the previous provision that had stated that each holder of Series A
             Preferred Stock was entitled to the number of votes equal to the number of shares of common stock into which such shares were convertible); and

         o added a provision stating that shares of Series A Preferred Stock are not redeemable and deleted certain provisions relating to redemption.

The full text of the Certificate of Amendment filed with the Secretary of State of the State of New York on November 1, 2004 is attached as Exhibit 3.1.

The Certificate of Amendment was approved by the Company's Board of Directors and by the unanimous consent of the holders of the Company's Series A Preferred
Stock.

ITEM 8.01         OTHER EVENTS

         On August 18, 2004, the Company filed its Quarterly Report on Form
10-QSB. The Form 10-QSB listed as Exhibit 4.1, but filed as Exhibit 4.2, an
Amended and Restated Designation of Series A Preferred Stock. The Certificate of Amendment attached hereto as Exhibit 3.1 was filed with the Department of State of the State of New York and is being filed with this Current Report on Form 8-K in replacement of the Amended and Restated Designation of Series A
Preferred Stock which was inadvertently included as Exhibit 4.2 to the Company's Form 10-QSB for the period ended June 30, 2004.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

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
      EXHIBIT NUMBER                               DESCRIPTION
      --------------                               -----------

       *Exhibit 3.1          Certificate of Amendment of the Certificate of Incorporation of the Company.
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* Filed herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           POWER3 MEDICAL PRODUCTS, INC.



                                           By:  /s/ Michael J. Rosinski
                                              ----------------------------------
                                              Michael J. Rosinski,
                                              Chief Financial Officer


Date:  November 5, 2004


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                                  EXHIBIT INDEX

      EXHIBIT NUMBER                           DESCRIPTION
      --------------                           -----------

       *Exhibit 3.1          Certificate of Amendment of the Certificate of Incorporation of the Company.


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* Filed herewith